AMENDMENT TO STOCK PURCHASE AGREEMENT

         AMENDMENT dated as of April 28, 1999 (the "Amendment") to STOCK PURCHASE AGREEMENT dated as of March 30, 1999 (the "Agreement") by and among WATERMARK INVESTMENTS LIMITED LLC, a Delaware limited liability company, as Buyer (the "Buyer"), each of the parties listed as sellers on the signature pages to the Agreement (the "Sellers") and Hospitality Worldwide Services, Inc., a New York corporation ("HWS").

                               W I T N E S S E T H

         WHEREAS,  the Buyer,  the Sellers and HWS are parties to the Agreement;
and

         WHEREAS, the Buyer, the Sellers and HWS desire to amend and restate certain provisions of the Agreement;

         NOW, THEREFORE, in consideration of the premises and representations, warranties and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Section 1.2 of the Agreement is hereby restated to read in its entirety as follows:

         "Section 1.2 Purchase Consideration. The aggregate consideration to be paid for the Shares (the "Purchase Price") shall consist of:

         (i) $250,000 (the "Deposit") to be paid by Buyer to the Escrow Agent no later than the date hereof to hold in escrow until the Closing (as defined herein), at which time the Deposit shall be paid by the Escrow Agent to the Sellers as set forth on Exhibit 1, in accordance with the terms of this Agreement and the escrow agreement dated as of the date hereof among the Sellers, Buyer and the Escrow Agent in the form attached hereto as Exhibit 4 (the "Escrow Agreement"), and

        (ii) $250,000 to be paid by Buyer to Greenberg Traurig, P.A., as representative of the Sellers no later than the close of business on April 28, 1999 (the "Deposit Payment"), such Deposit Payment to be non-refundable under any circumstances, plus

       (iii) the amounts set forth on Exhibit 1 to be paid by Buyer to the Sellers at the Closing, by certified check or wire transfer of immediately available funds to accounts designated by each Seller."

         Section 2. Section 2.1 of the Agreement is hereby restated to read in its entirety as follows:

         "Section 2.1 Closing Date. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place as soon as practicable after satisfaction or waiver of all conditions set forth herein and no later than June 18, 1999, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022, or such other time and place as Buyer and the Sellers shall agree (the date on which such closing occurs being herein referred to as the "Closing Date")."

         Section 3. Sections 9.1 and 9.2 are hereby restated to read in their entirety as follows:

         "Section 9.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the Closing:

         (a)   By mutual written consent of Buyer and all Sellers;

         (b) By either Buyer or any Seller if the transactions contemplated by this Agreement shall not have been consummated on or before June 18, 1999; provided, however, neither Buyer nor any Seller, as the case may be, may terminate this Agreement pursuant to this
               Section  9.1(b)  if any  condition  specified  in  Article  VI or
               Article VII, respectively, is not satisfied or waived or any such condition can no longer be satisfied;

         (c) By any Seller if any condition specified in Article VI hereto has not been met, or waived by the Sellers, at such time as such condition can no longer be satisfied; or

         (d) By Buyer if any condition specified in Article VII of this Agreement has not been met, or waived by Buyer, at such time as such condition can no longer be satisfied.

         Section    9.2   Effect   of    Termination;    Release   of   Deposit.


         (a) In the event of any termination of this Agreement in accordance with Section 9.1(a) hereof, this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of any party hereto or their respective affiliates, officers, directors, employees or agents by virtue of such termination and the Escrow Shares and any other documents delivered to the Escrow Agent shall be delivered by the Escrow Agent to the Sellers and the Deposit shall be delivered to the Buyer, each in accordance with the terms of the Escrow Agreement.

         (b) In the event of any termination of this Agreement in accordance with Section 9.1(d) (other than resulting from a failure to satisfy Section 7.1(g)) on or prior to June 18, 1999, Buyer reserves its right to take any action permitted by law, including as provided in Section 10.3 hereof. In the case of such termination, Buyer shall notify the Sellers and the Escrow Agent, pursuant to Section 4(c) of the Escrow Agreement.

         (c) Except as specifically provided above, at the close of business on June 18, 1999, the Deposit and the Escrow Shares shall be delivered by the Escrow Agent to the Sellers and this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of any party hereto or their respective affiliates, officers, directors, employees or agents by virtue of such termination. In addition, in the event of any termination by any Seller pursuant to Section 9.1(c) based on the failure of Buyer to satisfy the conditions set forth in Section 6.1(a) or 6.1(b), Sellers reserve the right to take any action permitted by law, including as provided in Section 10.3 hereof."

         Section 4. Exhibit 1 to the Agreement is hereby restated as Exhibit 1 attached hereto.

         Section 5. All other provisions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year hereinabove first set forth.


                                   WATERMARK INVESTMENTS LIMITED, LLC


                                   By:__________________________________________
                                      Name:
                                      Title:

                                   SELLERS


------------------------------     ---------------------------------------------
DOUGLAS PARKER                     PHILIP PARKER



------------------------------     ---------------------------------------------
MITCHELL PARKER                    GREGG PARKER



------------------------------     ---------------------------------------------
BRADLEY PARKER                     LEONARD PARKER


                                   Solely with respect to Sections 10.4 & 10.5

                                   HOSPITALITY WORLDWIDE SERVICES, INC.


                                   By:__________________________________________
                                      Name:
                                      Title:

                                    EXHIBIT 1

                                     SHARES


                              Shares of            Shares of
Seller                       Common Stock       Preferred Stock
------                       ------------       ---------------

Leonard Parker                  271,435                   0
Douglas Parker                  401,200                   0
Philip Parker                   375,000                   0
Mitchell Parker                 175,000              40,000
Gregg Parker                    191,198              40,000
Bradley Parker                        0              40,000
                              ---------           ---------
                              1,413,833             120,000



                                 PURCHASE PRICE



                         Escrow            Deposit      Closing          Aggregate
Seller                   Payment           Payment      Payment       Purchase Price
------                   -------           -------      -------       --------------

Leonard Parker          $ 33,441.00     $ 33,441.00   $1,222,434.25   $1,289,316.25
Douglas Parker            49,428.00       49,428.00    1,806,844.00    1,905,700.00
Philip Parker             46,200.00       46,200.00    1,688,850.00    1,781,250.00
Mitchell Parker           47,497.00       47,497.00    1,736,256.00    1,831,250.00
Gregg Parker              47,497.00       47,497,00    1,813,196.50    1,908,190.50
Bradley Parker            25,937.00       25,937.00      948,126.00    1,000,000.00
                        -----------   -------------   -------------   -------------
                        $250,000.00     $250,000.00   $9,215,706.75   $9,715,706.75